UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2016, the Grubhub Inc. (the “Company”) issued a press release reporting the Company’s financial results for the third quarter ended September 30, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Information in this report, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation by reference language in such a filing except as otherwise expressly stated in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release issued by GrubHub Inc. on October 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: October 26, 2016	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by GrubHub Inc. on October 26, 2016.